UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

LB Pharmaceuticals Inc

(Exact name of registrant as specified in its charter)

Delaware	001-42831	81-1854347
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Pennsylvania Plaza, Suite 1025 New York, NY	10119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 605-0300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LBRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 16, 2026, Anna Eramo, M.D., for personal reasons will transition to a role of advisor to LB Pharmaceuticals Inc (the “Company”). On June 8, 2026, she resigned from her position as Chief Medical Officer of the Company effective June 15, 2026 (the “Separation Date”). She will continue to provide consulting services in a full-time capacity to the Company through September 15, 2026. Dr. Eramo’s departure is not related to the Company’s clinical program operations or practices, and the Company does not expect her departure to have a material impact on the Company’s clinical development activities or previously disclosed clinical milestones. A search is underway for her replacement, and the Company has experienced clinical development and operations teams who will continue to oversee the execution of the ongoing clinical trials.

In connection with her resignation, Dr. Eramo’s has entered into a separation and consulting agreement with the Company, dated as of June 8, 2026 (the “Separation Agreement”). Pursuant to the Separation Agreement, Dr. Eramo will provide consulting services to the Company for the three-month period following the Separation Date until September 15, 2026 (the “Consulting Period”). Pursuant to the Separation Agreement, if Dr. Eramo remains engaged as a consultant and complies with her obligations to the Company through the end of the Consulting Period, she will be entitled to (a) her current base salary on a monthly basis until June 15, 2027, (b) 100% of her target annual bonus for 2026 on a prorated basis, and (c) the acceleration of her outstanding stock options such that 66,143 of the unvested shares subject to the her stock options shall be vested and exercisable on September 15, 2026. Throughout the Consulting Period, Dr. Eramo’s existing options will continue to vest in accordance with the Company’s 2023 Stock Incentive Plan, 2025 Equity Incentive Plan and applicable grant agreements. In addition, the Company will provide Dr. Eramo with reimbursement of COBRA healthcare premium costs for the same level of coverage she had during employment until the earlier of (i) 12 months following the Separation Date, (ii) the expiration of Dr. Eramo’s eligibility for the continuation coverage, or (iii) the date Dr. Eramo becomes eligible for substantially equivalent healthcare coverage through another source. The Separation Agreement also contains confidentiality and non-disparagement covenants and a release of claims by Dr. Eramo.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements with respect to the impact of Dr. Eramo’s departure on the Company’s clinical development activities or previously disclosed clinical milestones, the Company’s ability to successfully find Dr. Eramo’s replacement, and the Company’s continuous execution of the ongoing clinical trials. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including risks and uncertainties related to the Company’s limited operating history and historical losses; the Company’s ability to raise additional funding to complete the development and any commercialization of LB-102; the Company’s dependence on the success of its lead product candidate, LB-102; the Company’s ability to obtain regulatory approval of and successfully commercialize its product candidate; the early stages of clinical development of the Company’s lead product candidate, LB-102; any undesirable side effects or other properties of the Company’s product candidate; that the Company may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; the Company’s ability to obtain, maintain and protect its intellectual property; and the Company’s dependence on third parties in connection with manufacturing, clinical trials and preclinical studies. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Report on Form 10-Q for the quarters ended March 31, 2026 and in the Company’s other SEC filings. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation and Consulting Agreement by and between LB Pharmaceuticals Inc and Anna Eramo, dated June 8, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LB PHARMACEUTICALS INC

By:	/s/ Heather Turner
Heather Turner Chief Executive Officer

Dated: June 10, 2026